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                                                                   EXHIBIT 10.24








                      DIRECTORS' LONG-TERM INCENTIVE PLAN



                                       OF



                       KRISPY KREME DOUGHNUT CORPORATION


                 *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *


                           Adopted February 10, 1993

                           Effective January 30, 1993


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                               TABLE OF CONTENTS


ARTICLE I
  DEFINITIONS                                                                2

ARTICLE II
  PARTICIPATION                                                              3

ARTICLE III
  DEFERRED COMPENSATION                                                      3
    Section A.  Amount of Deferred Compensation                              3
    Section B.  Election to Defer Compensation                               4

ARTICLE IV
  CREDITING OF PHANTOM SHARE UNITS                                           4
    Section A.  Crediting of Phantom Share Units                             4
    Section B.  Additions to Deferred Amounts                                5
    Section C.  Valuation of Units                                           6

ARTICLE V
  DISTRIBUTION OF BENEFITS                                                   6
    Section A.  Normal Distribution of Benefits                              6
    Section B.  Distribution Upon Death                                      7
    Section C.  Distribution Upon Termination of Directorship                8
    Section D.  Distribution Upon Financial Emergency                        9
    Section E.  Withholding From Distributions                               9

ARTICLE VI
  MISCELLANEOUS                                                             10
    Section A.  Nonassignability                                            10
    Section B.  Sale, Public Offering, Merger or ESOP                       10
    Section C.  Scope of DLTIP                                              13
    Section D.  Vesting                                                     13
    Section E.  Term                                                        13
    Section F.  Administration and Interpretation                           13
    Section G.  Funding of Benefits/General Creditor Status                 15
    Section H.  Governing Law                                               15


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                      DIRECTORS' LONG-TERM INCENTIVE PLAN
                                       OF
                       KRISPY KREME DOUGHNUT CORPORATION


         THIS DIRECTORS' LONG-TERM INCENTIVE PLAN OF KRISPY KREME DOUGHNUT CORPORATION is adopted this the 10th day of February, 1993, effective as of the 30th day of January, 1993, by Krispy Kreme Doughnut Corporation, a North Carolina corporation with its principal office and place of business in Winston-Salem, Forsyth County, North Carolina for the benefit of the Participants.

                              W I T N E S S E T H:

         WHEREAS, as members of the board of directors of Krispy Kreme, the Participants receive an annual stipend for their services; and

         WHEREAS, beginning with the Stipend earned during and for the fiscal year ending January 28, 1994, Krispy Kreme desires to provide Participants with the opportunity to defer the receipt of all or part of their Stipend, with the Deferred Amount to be credited on its books in Phantom Share Units in accordance with the terms of the DLTIP; and

         WHEREAS, Krispy Kreme intends that the DLTIP be considered an unfunded arrangement maintained to provide deferred compensation benefits to those directors of Krispy Kreme who receive a stipend for their services as such.

         NOW, THEREFORE, the DIRECTORS' LONG-TERM INCENTIVE PLAN OF KRISPY KREME DOUGHNUT CORPORATION is hereby adopted to read as follows:


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                                   ARTICLE I

         For the purposes of the DLTIP, the following terms shall have the meanings shown below:

                                  DEFINITIONS

Account(s):                the account(s) on the books and records of the
                           Company to which are credited each Participant's
                           Deferred Amount, Units, the value of the Units and other adjustments thereto under the DLTIP.

Board:                     the Board of Directors of Krispy Kreme Doughnut
                           Corporation.

Company:                   Krispy Kreme Doughnut Corporation

DLTIP: the Directors' Long-Term Incentive Plan of Krispy Kreme Doughnut Corporation.

Deferred Amount:           the amount of any Stipend deferred by a Participant
                           pursuant to Article III of the DLTIP.

Krispy Kreme:              Krispy Kreme Doughnut Corporation

Market Value:              the current market price per share at which the stock
                           is being traded in the event of a public offering of the stock [See Article VI B(2)]


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Participants:              the members of the board of directors of Krispy Kreme
                           who receive a Stipend for their services as such and who may participate in the DLTIP.

Service Year:              the fiscal year.

Stipend: the amount of compensation that a Participant receives for his services as a member of the Board of Directors of Krispy Kreme from time to time.

Stock: the issued and outstanding $10.00 Par Value Common Stock of the Company (as it subsequently may be split or reclassified).

Stock Purchase Agreement:  the Stock Purchase Agreement dated July 1, 1984 by and among Krispy Kreme and its shareholders (as it may be amended from time to time).

Units: phantom share units as described in Article IV (sometimes referred to as "Phantom Share Units").

                                   ARTICLE II
                                 PARTICIPATION

         Prior to the beginning of each of the Company's fiscal years for which the DLTIP is in effect, the Board shall communicate to the Participants their right to Participate in the DLTIP. Participants for the first fiscal year of the DLTIP (fiscal year ending January 28, 1994) were notified of their participation for such year on the date of the adoption of the DLTIP. Such Participants shall be set forth on Schedules Al through A5 respectively.


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                                  ARTICLE III
                             DEFERRED COMPENSATION

         Section A. Amount of Deferred Compensation. Commencing with the fiscal year ending January 28, 1994, and continuing through the earlier of the date on which (1) a Participant's directorship terminates for any reason; (2) the Participant ceases to be eligible under the terms of the DLTIP; or (3) the DLTIP ceases to be in effect pursuant to Article VI, Section E, a Participant may elect to defer all or any portion of any Stipend that the Company may pay to him or her for each fiscal year. The Participants Deferred Amount shall be credited to the Participant's Account as of the date or dates any Stipend would, but for such deferral, be payable to the Participant which, for each Service Year, is currently payable in one lump sum in advance on or about February 1.

         Section B. Election to Defer Compensation. A Participant may elect to defer a portion of the Stipend earned during the fiscal year ending January 28, 1994 (until a date not later than the Participant's attainment of age 70) by filing a written Election of Deferral with the Company within 90 days of the date the DLTIP is adopted by the Company. A Participants initial Election of Deferral shall continue in effect pursuant to the terms thereof for Deferred Amounts for subsequent fiscal years unless and until the Participant files with the Company a Notice of Discontinuance or a new Election of Deferral specifying a different amount of, and/or method of payment of, Deferred Amounts. Each Election of Deferral filed subsequently to the initial Election of Deferral shall similarly continue in effect until the Participant files a Notice of Discontinuance or a new Election of Deferral. With respect to fiscal years beginning January 28, 1994, any new Election of Deferral or Notice of Discontinuance must be filed at least 15 days prior to the commencement of a fiscal Year to be effective for the Stipend earned during that fiscal year; provided however, if Participant is not a director on the first day of a fiscal year and becomes a director during the fiscal Year, such Election must be filed within 45 days after he or she becomes a director. Once a Notice of Discontinuance is filed with the Company, a aid thereafter unless and until he or she has properly filed a new Election of Deferral.


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         The form of the Election of Deferral and Notice of Discontinuance are
attached hereto as Exhibits 1 and 2 respectively.

                                   ARTICLE IV
                        CREDITING OF PHANTOM SHARE UNITS

         Section A. Crediting of Phantom Share Units. Krispy Kreme shall establish Accounts on its books for each Participant to record the Deferred Amount credited to each Participant, as well as any adjustments as provided in this Article. A separate Account shall be established for each fiscal year in which a Participant elects to defer a portion of his or her Stipend pursuant to
Article III.

         The time of Crediting of the Deferred Amounts is more Particularly set forth in Article III Section A. With respect to each fiscal year, the Deferred Amount credited to a Participant's Account shall be converted into Units by dividing the Deferred Amount by the value of Krispy Kreme Stock, as described more particularly as follows: The number of Units credited to the Participant's Account shall equal the Deferred Amount divided by an amount equal to the average of the of the value of the Company's Stock under the Stock Purchase Agreement as of the end of the last five fiscal years (prior to the fiscal year for which the Deferred Amount was earned), or, if the DLTIP has not been in existence five years or the Participant has not been a director for five years, the average of the value of the Company's Stock under the Stock Purchase Agreement for fiscal years ending after the later of January 29, 1993, or the initial date of the Participant's directorship and following. For example, for a Stipend payable for fiscal year ending January 26, 1996, the number of Units shall equal the Deferred Amount divided by the average of the value of the Company's Stock under the Stock Purchase Agreement as of the end of the fiscal years ended January 29, 1993, January 28, 1994 and January 27, 1995. For another example, for a Stipend payable for the fiscal year ending January 28, 1994, the number of Units shall equal the Deferred Amount divided by the value of the Company's Stock under the Stock Purchase Agreement as of the end of the fiscal year ending January 29, 1993.



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         Credit shall be given to Accounts for fractional Units.

         Section B. Additions to Deferred Amounts. Krispy Kreme will credit all Units in a Participant's Accounts with additions thereon from and after the dates Deferred Amounts are credited to a Participant's Accounts. Except as otherwise specifically provided herein, such additions shall accrue commencing on the date an Account first has a positive balance and shall continue up to the date all amounts credited to the Account have been distributed to the Participant, except as otherwise provided in the DLTIP. Additions shall be calculated at a rate computed in whole or fractional Units, as more particularly described below.

         (1) Each time a dividend is paid on Krispy Kreme's Stock, there shall be credited to each Participant's Accounts an amount equal to the product of the number of Units previously credited to the Accounts, as of the record date of such dividend, times the amount of the dividend per share of Krispy Kreme's Stock. The amount credited to a Participant's Accounts pursuant to the preceding sentence shall then be converted into Units by dividing the amount so credited by the value of Stock in the same manner as set forth in Section A above as if the dividend credit were a Stipend.

         (2) After the close of each Fiscal Year, Krispy Kreme's certified public accountants shall determine during their regular annual audit of the Company's books the value of Krispy Kreme Stock pursuant to the Stock Purchase Agreement for the most recently ended fiscal year. Based on such determination, the value of the Units in-a each of a Participant's Accounts as of the end of the most recently ended fiscal year shall be recalculated by multiplying the number of Units credited to such Participant's Accounts as of the end of such fiscal year times the value of the Units as determined by the accounting firm.

         (3) The number of Units in each of a Participant's Accounts shall be adjusted (as though each Unit were a share of Krispy Kreme Stock) to reflect stock dividends



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                  or stock splits of Krispy Kreme Stock or any other adjustment or recapitalization affecting the number of shares of Krispy Kreme Stock outstanding.

         Section C. Valuation of Units. As indicated above,, the number of Units awarded under the Plan and the value of those Units shall be determined based on the book value of the Company's Stock, as determined pursuant to the Stock Purchase Agreement. The Company reserves the right, however, to revise the method used to determine the value of Units; provided, however, that any change in the method of valuation must be identical to the method of valuation used for determining the value of the actual shares of the Company's Stock.

                                   ARTICLE V
                            DISTRIBUTION OF BENEFITS

         Section A. Normal Distribution of Benefits. As part of the Election of Deferral made pursuant to Article III, a Participant shall make a separate election regarding how and when Deferred Amounts credited to his or her Account shall be distributed to him. The Participant may elect one of the following options:

         (1) a lump sum payment made no earlier than the fifth anniversary of the crediting of. the Deferred Amount;

         (2) five consecutive annual installments commencing no earlier than the fifth anniversary of the crediting of the Deferred Amount; and

         (3) ten consecutive annual installments commencing no earlier than the fifth anniversary of the crediting of the Deferred Amount.

The time of Crediting of the Deferred Amounts is more Particularly set forth in
Article III Section A. With respect to each installment payment, the amount of such payment shall be determined by dividing the value of the Account by the number of payments remaining


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(including the installment for which the calculation is being made). At the time of each installment payment the value of the Account shall be determined by multiplying the number of Units in the Participant's Account by the value of the Stock as of the end of the most recently ended fiscal quarter, as determined under the Stock Purchase Agreement. At the time of such a payment, the number of Units in the Account shall be reduced by a number equal to the result of dividing the total number of Units remaining in the Account by the number of remaining payments (including the installment for which the calculation is being made).

         Regardless of the method of payment elected by the Participant, distributions must commence no later than within a reasonable time following the end of the fiscal year in which a Participant attains age 70.

         Section B. Distribution Upon Death. If a Participant dies prior to the distribution of all amounts credited to his or her Accounts, the value of his or her Accounts shall be recalculated by multiplying the number of Units then credited to each of his or her Accounts by the value of the Stock, as determined under the Stock Purchase Agreement, as of the most recently ended fiscal quarter preceding his or her death. Upon the death of a Participant, there shall be no further credits (or debits) to his or her Accounts on account of dividends or increases (or decreases) in the value of Krispy Kreme Stock. Notwithstanding the provisions of a Participant's Election of Deferral made pursuant to Article III, the amounts credited to his or her Accounts after such recalculation shall be distributed to the Participant's designated beneficiary in a lump sum at a time determined by the Company in its sole discretion, but no later than one year after the date of the Participant's death.

         Notwithstanding the preceding paragraph, the Company may in its sole discretion distribute the amounts credited to a Participant's Accounts in installment payments over a period not to exceed five years, the amount of such installment payments to be calculated in accordance with Article V, Section A above. Simple interest shall be credited annually to the Participant's Accounts from the date of death until the date installment payments are completed at the prime rate of the Company's primary bank.


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         The portion of any Stipend awarded after a Participants death which the
Participant had elected to defer under the DLTIP shall be paid in a lump sum at the time that the Stipend would have been paid had the Election of Deferral not been made. See Article III Section A.

         Each Participant may designate a person or persons, including a corporation, unincorporated association or trust, as the beneficiary of his or her Accounts under the DLTIP. Such designation must be in writing, signed by the Participant and delivered to the Company prior to his or her death. A Participant may from time to time revoke or change any such beneficiary designation. Such revocation or change must have been made in writing, signed by the Participant and delivered to the Company prior to his or her death. The designation of beneficiary last delivered to Krispy Kreme according to its records shall control.

         If there is no unrevoked designation on file with the Company at the time of a participant's death or if the Participant's designated beneficiary shall have predeceased the Participant or ceased to exist prior to the Participant's death, the Participant's Accounts shall be distributed to his or her estate.

         The form of a Beneficiary Designation is attached hereto as Exhibit 3.

         Section C. Distribution Upon Termination of Directorship. Upon termination of a Participant' s directorship for any reason other than death, the value of his or her Accounts shall be recalculated by multiplying the number of Units credited to his or her Accounts by the value of the Stock as of the end of the most recently ended fiscal quarter, as determined under the Stock Purchase Agreement. Thereafter, there shall be no further credits (or debits) to his or her Accounts on account of dividends or increases (or decreases) in the value of Krispy Kreme Stock. Regardless of the provisions of a Participant's Election of Deferral made pursuant to Article III, the amounts credited to his or her Accounts pursuant to such recalculation shall be distributed to him or her in a lump sum cash payment at a time determined by the Company in its sole discretion, but no later than six months after the termination of the Participant's directorship.


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         Notwithstanding the preceding paragraph, the Company may in its sole discretion distribute the amounts credited to a Participant's Accounts in installment payments over a period not to exceed five years, the amount of such installment payments to be calculated in accordance with Article V., Section A above. Simple interest shall be credited annually to the Participant's Accounts from the time his or her directorship terminates until the date installment payments are completed at the prime rate of the Company's primary bank. There shall be no dividend credits or other increases in the value of a Participant's Accounts following his or her termination of directorship.

         Section D. Distribution Upon Financial Emergency. If a Participant establishes, to the satisfaction of the Company, that he or she is confronted by a severe financial. hardship, the Company, in its sole discretion, may alter the timing or manner of payment of Deferred Amounts in the manner and subject to the conditions set forth hereafter:

         (1) A severe financial hardship will be deemed to exist only if it arises out of an emergency caused by circumstances or events which are beyond the control of the Participant. A severe financial hardship will be deemed to have occurred in the event of the Participant's impending bankruptcy, serious illness of the Participant or a dependent of the Participant, or such other circumstances or events as may be determined by the Company to affect severely the financial affairs of the Participant or his or her immediate family.

         (2) In the event that the Company determines that the Participant is confronted by a severe financial hardship, the Company may provide that all or a portion of the amounts previously deferred by the Participant may be paid immediately in a lump sum cash payment, or provide that all or a portion of the installments payable over a period of time may be paid immediately in a lump sum cash payment, or provide such other payment schedule as the Company deems appropriate under the circumstances.


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         (3)      In no event shall any distribution made by the Company under this Subsection be in excess of the amount necessary to alleviate the Participant's severe financial hardship.

         (4) The Company's decision in passing on the severe financial hardship of the . Participant, and the manner in which, if at all, the payment of deferred amounts shall be altered or modified shall be final, conclusive, and not subject to appeal.

         (5) For purposes of this Subsection, the term "Participant" shall include the Participant, his or her designated beneficiary or beneficiaries, his or her estate, or any other person claiming through the Participant under this Plan as the case may be.

         Section E. Withholding From Distributions. When Krispy Kreme distributes amounts credited to the Account of a Participant, Krispy Kreme has the right to deduct therefrom (1) necessary amounts to provide for withholding of required federal and state income taxes, F.I.C.A. tax, and other taxes, if any, due on the payment; and (2),any amounts the Participant may owe the Company. If a distribution is to be made in a form other than cash pursuant to
Article VI, Section B(3), a Participant may direct Krispy Kreme to satisfy its withholding obligation either by reducing the amount of the distribution or in any other manner satisfactory to the Company.

                                   ARTICLE VI
                                 MISCELLANEOUS

         Section A. Nonassignability. The payments provided for in this DLTIP to the Participant or to his or her designated beneficiary are personal to him or her. Neither the Participant nor his or her designated beneficiary shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable hereunder.


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Such amounts shall not be subject to seizure by any creditor of any Participant or beneficiary, by a proceeding at law or in equity, nor transferable by operation of law in the event of the bankruptcy, insolvency or death of the Participant or his or her designated beneficiary. Any such attempted assignment or transfer shall be void and shall terminate the Participant's rights under the Plan.

         Section B.  Sale, Public Offering, Merger or ESOP.

         (1) Except as provided in Article VI Section B (3) below, if the majority of the Stock of the Company is sold for cash, whether pursuant to a sale of Stock, tender offer or merger, the value of the Units in a Participant's Accounts shall be revalued as of the effective date of such transaction by multiplying the number of Units in each Account as of the day prior to the effective date of such transaction by the consideration paid in such transaction per share of Stock. The balance of each Participants Accounts after such recalculation (less the required withholding, if any) shall be distributed in full in a lump sum to the Participants within sixty (60) days thereafter.

         (2) If there is a public offering of the Stock of Krispy Kreme, there shall be no immediate change in the valuation of a Participant's Accounts. On the first anniversary date of the public offering, however, a Participant's Accounts shall be revalued by multiplying the number of Units in the Participants Accounts as of the date of the public offering times the sum of (a) the value of each Unit immediately prior to the public offering, plus (b) one-third of the difference between the Market Value at such anniversary immediately prior to the public offering. On the second anniversary date of the public offering, a Participant's Accounts shall be revalued by multiplying the number of Units in the Participant's Accounts as of the public offering date times the sum of (a) the value of each Unit immediately prior to the public offering, plus
                  (b) two-thirds of the difference between the Market Value at such anniversary and the value of a Unit immediately prior to the


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                  public offering. On the third anniversary date of the public offering, a Participant's Accounts shall be revalued by multiplying the number of Units in the Participant's Accounts as of the public offering date times the Market Value at such anniversary. Thereafter, the value of the Participant's Accounts shall be at all times be determined by multiplying the number of Units in the Accounts by the Market Value of the Stock.

                  Notwithstanding the above, the valuation of all Units paid out on account of (a) the cessation of the Participants directorship; or (b) death shall be determined by multiplying the number of Units for which payment is made by the Market Value as of the date of distribution.

                  If (a) a Participant is scheduled to receive a distribution from the Plan after the date of the public offering but prior to the date on which all Units credited under the Plan are first valued based solely on the Market Value of the Company's Stock (third anniversary of public offering) pursuant to an Election of Deferral made pursuant to Article III, and (b) the Participant is a director of the Company on the date of the public offering, the Participant may elect to defer the payment of all amounts scheduled to be distributed to him or her -until the third anniversary date of the public offering. Any amounts so deferred shall be distributed upon the occurrence of the third anniversary date of the public offering revalued by multiplying the number of Units in the Participant's Accounts times the Market Value as of the date of distribution.

                  Notwithstanding any of the above, the Board shall have discretion to accelerate the date upon which the value of a Participant's Accounts is based on the publicly traded price of the Company's Stock.

                  At all times following a public offering, the Participant's Accounts shall continue to be credited with dividends pursuant to the terms of the DLTIP. The DLTIP shall be amended following a public offering to provide for a method of awarding Units based on a market valuation of the Stock, as opposed to the valuation method in effect prior to the public offering.

         (3) In the event of a merger or similar transaction in which any securities of the acquiring entity (or an affiliate thereof) are to be issued to shareholders of Krispy Kreme in exchange for their Stock, then

                  (a) the Units in each of a Participant's Accounts shall be revalued prior to the record date for such merger or other transaction by multiplying the number of Units therein times tae value of the Stock under the Stock Purchase Agreement as of the end of the most recently ended fiscal quarter, and

                  (b) the Units shall be converted into Stock on the basis of one share of Stock for one Unit so that the Participant shall be shareholder of record for such transaction and have the right to receive securities or other consideration in such transaction in the same fashion as other shareholders of Krispy Kreme. Certificates for Stock shall be issued in the name of the Participant. Fractional Units shall not be issued and the value thereof shall be paid to the Participant in cash.

                  (c) Thereafter, the successor entity to Krispy Kreme shall at its discretion (1) terminate the DLTIP and immediately pay out all Accounts hereunder; (2) freeze the DLTIP so that no additional Deferred Amounts are credited to any Participant, but the remaining provisions of the DLTIP remain in effect; or (3) continue the DLTIP in all respects. If the successor entity elects to freeze or continue the DLTIP, each Participant shall have the right to request and receive a distribution of his or her Accounts by so electing prior to the date oil which the events described in this Section

                           B(3) occur. The amount of any such distribution shall be computed in accordance with subsections (a) and
                           (b) of this Section.

         (4) If Krispy Kreme establishes an Employee Stock Ownership Plan ("ESOP"), the valuation of all Units under the DLTIP for all purposes after the adoption of tae. ESOP shall be made using the appraised value of the Stock under the ESOP.

         Section C. Scope of DLTIP. This DLTIP describes only the deferral of Stipend payments to be main to a Participant and the eventual payment thereof. It is not intended to and does not relate to any other benefits to which a Participant may be entitled. Nothing in this DLTIP shall be deemed to constitute a contract on behalf of Krispy Kreme to retain a Participant for a definite length of time, as a director, or at a definite rate of compensation, and agreements by the parties as to those matters, if any, shall be covered by other contracts or arrangements.

         Section D. Vesting. A Participant shall always be fully vested in all Deferred Amounts, dividends and other amounts credited to his or her Accounts.

         Section E. Term. The DLTIP shall be applicable to the Stipends for fiscal years beginning with the fiscal year ending January 28, 1994; provided, however, that the Board may terminate the DLTIP at any time. If the DLTIP is terminated,, all amounts credited to a Participant's Accounts under Article IV shall be paid at the time and in the manner designated by the Participant or otherwise provided hereunder. In such event, the provisions of Article IV including, but not limited to, Article IV, Section B(l) (with respect to dividends) and Article IV, Section B(2) (with respect to the recalculation of the value of the Units) shall continue to apply to all amounts credited to each Account until paid.

         Section F. Administration and Interpretation. A Committee appointed by the Board of Directors (the "Committee") shall administer the Plan in all respects. The Committee has absolute and complete discretion to interpret the terms of the Plan, to determine each

Participant's eligibility for benefits under the Plan, and to determine the amount of benefits due under the Plan.

         (1) Claims. A person who believes that he or she is being denied a benefit to which he or she is entitled under the Plan (hereinafter referred to as "Claimant") may file a written request for such benefit with the Committee,, setting forth his or her claim. The request must be addressed to the Committee at the Company's principal place of business.

         (2) Claim Decision. Upon receipt of a claim, the Committee shall advise the claimant that a reply will be forthcoming within 90 days and shall in fact, deliver such reply within such period. The Committee may, however, extend the reply period for an additional 90 days for reasonable cause.

                  If the claim is denied in whole or in part, the Committee shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth:

                  (a)      The specific reason or reasons for such denial;

                  (b) The specific reference to pertinent Provisions of this Plan on which such denial is based;

                  (c) A description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation why such material or such information is necessary;

                  (d) Appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and

                  (e) The time limits for requesting a review under subsection c. and for review under subsection d. hereof

         (3) Request for Review. Within 60 days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Company review the determination of the Committee. Such request must be addressed to the Company, at its then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Company. If the Claimant does not request a review of the Committee's determination by the Company within such 60 day period, he or she shall be barred and estopped from challenging the Committee's determination.

         (4) Review of Decision. Within 60 days after the Company's receipt of a request for review, it will review the Committee's determination. After considering all materials presented by the Claimant, the Company will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Plan on which the decision is based. If special circumstances require that the 60 day time period be extended, the Company will so notify the Claimant and will render the decision as soon as possible, but no later than 120 days after receipt of the request for review.

         Section G. Funding of Benefits/General Creditor Status. The amounts credited to each Participant's accounts shall not be held in any trust or separate fund that would cause the Plan to be considered "funded" for purposes of ERISA. Such amounts shall not be secured by any specific assets of the Company nor shall any specific assets of Krispy Kreme be designated as allocated to the satisfaction of its obligations to any Participant hereunder. Each Participant's right to receive payment for amounts credited to his or her Accounts shall be those of a general creditor of the Company.

         Section H. Governing Law. This DLTIP shall be construed in accordance with and governed by the laws of the State of North Carolina.

         IN WITNESS WHEREOF, the Company has cause the DLTIP to be executed in its name and behalf by its duly authorized representative as of the date written above.

                                    KRISPY KREME DOUGHNUT CORPORATION

                                    By:  /s/ Scott A. Livengood
                                         Scott A. Livengood, President

ATTEST:

/s/  John L. Barber
John L. Barber, Assistant Secretary

                                  Schedule Al
                                  Participants
                      Fiscal Year Ending January 28, 1994





Name:



         Robert J. Simmons

         Steven D. Smith


Note:    Elbert N. Herring is a participant in the Employees Long Term Incentive
         Plan

                                  Schedule A2
                                  Participants
                      Fiscal Year Ending January 27, 1995

                                  Schedule A3
                                  Participants
                      Fiscal Year Ending January 26, 1996

                                  Schedule A4
                                  Participants
                       Fiscal Year Ending January 31,1997

                                  Schedule A5
                                  Participants
                      Fiscal Year Ending January 30, 1998

                                   EXHIBIT 1
                              ELECTION OF DEFERRAL
                                     UNDER
                      DIRECTORS' LONG-TERM INCENTIVE PLAN
                                       OF
                       KRISPY KREME DOUGHNUT CORPORATION

                      ____________________________________


I hereby make the following elections under the Long-Term Incentive Plan with respect to my Stipend commencing with the Stipend for the fiscal year ending January ___,199__. I understand that such elections shall remain in effect unless and until a new Election of Deferral or Notice of Discontinuance is properly filed. Any new Election of Deferral or Notice of Discontinuance shall have no effect on amounts previously deferred under the Plan.

I.       Deferred Compensation Election

         I elect to defer ____% of my Stipend under the Directors' Long-Term Incentive Plan in excess of $__________, to be paid out as follows:

         [ ] Lump sum payable on _________________ of the _______ year following Stipend is credited to my Account*;

         [ ] Five consecutive annual installments commencing ______*; or

         [ ] Ten consecutive annual installments commencing ______*.

No payment shall be made earlier than the fifth anniversary of the crediting of the portion of the Stipend so deferred to my Account; PROVIDED, HOWEVER, distributions must commence no later than within a reasonable time following the end of the fiscal year in which a Participant attains age 70.

*The Stipend so deferred is credited to my Account at the time the Stipend would have been paid to me had it not been deferred which, for each Service Year, is currently payable in one lump sum in advance on or shortly before the annual meeting of shareholders on which such Service Year begins.

II.      Lump Sum Cash Payment

         I elect to receive ______________% or $____________ of my Stipend commencing with the Stipend for the fiscal year ending January ____, 199__ in cash, to be paid in one lump sum payment at the normal time for the payment of the Stipend.

         PARTICIPANT

         _______________________(SEAL)        __________________
                                                     Date

Receipt by Krispy Kreme Doughnut Corporation Acknowledged

By: ____________________________              __________________
                                                     Date

                                   EXHIBIT 2

                            NOTICE OF DISCONTINUANCE
                                       OF
                              ELECTION OF DEFERRAL
                                     UNDER
                      DIRECTORS' LONG-TERM INCENTIVE PLAN
                                       OF
                       KRISPY KREME DOUGHNUT CORPORATION

                      ____________________________________


I do hereby revoke my Election of Deferral dated __________, 199___. I understand that 100 % of any Stipend paid to me for fiscal years beginning after this revocation shall be paid to me in cash at the normal time for payment of the Stipend under the Company's directors compensation policy.

This the ____ day of _________________, 199___.


                                             PARTICIPANT


                                             ___________________________________


Receipt on behalf of Krispy Kreme Doughnut Corporation acknowledged


By _____________________________
Title __________________________


Dated _______ day of ________________, 199____

                                   EXHIBIT 3

                            BENEFICIARY DESIGNATION
                                     UNDER
                      DIRECTORS' LONG-TERM INCENTIVE PLAN
                                       OF
                       KRISPY KREME DOUGHNUT CORPORATION

                      ____________________________________



If I die prior to receiving all of amounts credited to my Accounts under the Directors' Long-Term Incentive Plan and any future amendments or restatements thereof or successor plans thereto (the "DLTIP"), I hereby designate the following primary beneficiary as recipient of such benefits:

                                                              Relation to
         Name                       Address                   Participant
         ----                       -------                   -----------

________________________   _________________________   _________________________

________________________   _________________________   _________________________

In the event the above-named primary beneficiary fails to survive me or otherwise ceases to exist prior to the date of my death, I hereby designate the following contingent beneficiary as recipient of such benefits:

                                                              Relation to
         Name                       Address                   Participant
         ----                       -------                   -----------

________________________   _________________________   _________________________

________________________   _________________________   _________________________



I do hereby revoke all previous beneficiary designations made under the DLTIP and I understand that the above designations are revocable by me at any time prior to my death. This Beneficiary Designation is not valid until delivered to and acknowledged by Krispy Kreme Doughnut Corporation.



___________________________________         ______________________________(SEAL)
Date                                        Participant

WITNESSED BY:

___________________________________

Receipt by Krispy Kreme Doughnut Corporation Acknowledged

By: _______________________________
Dated: _____ day of _______________, 19__.